UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported October 31, 2006

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	005-62335	54-2053718

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia		23510

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01.	Other Events.

          On October 31, 2006, Hampton Roads Bankshares, Inc. issued a press release announcing it will participate as a presenter in the America’s Community Bankers Community Bank Investor Conference in New York City on November 1-2, 2006.  A copy of the press release is furnished herewith as Exhibit 99.1(a).  Additional information supplied includes Exhibit 99.1(b), the company’s America’s Community Bankers Community Bank Investment Conference slide presentation.

(d)	Exhibits:

Exhibit No.	Exhibit Title

99.1 (a)	Press release issued October 31, 2006.
99.1(b)	America’s Community Bankers Community Bank Investment Conference slide presentation.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: October 31, 2006	By:	/s/ Jack W. Gibson

Jack W. Gibson
President and Chief Executive Officer